Exhibit 99.1

MobileIron Announces Strong Fourth Quarter 2017 Results

Company Delivers Record Revenues, Billings, and First Non-GAAP Operating Profit

MOUNTAIN VIEW, Calif., February 8, 2018 -- MobileIron (NASDAQ:MOBL), the secure foundation for modern work, today announced results for its fourth quarter ended December 31, 2017.

Fourth Quarter 2017 Financial Highlights

•	Revenue was $48.8 million, up 7% year-over-year.
•	Recurring revenue was $34.8 million, up 15% year-over-year.
•	Gross billings were $60.3 million, up 9% year-over-year.
•	Recurring billings were $45.6 million, up 15% year-over-year.
•	GAAP net loss per share was $0.08; non-GAAP net income per share was $0.00.
•	Cash generated from operating activities was $10.4 million.

Full Year 2017 Financial Highlights

•	Revenue was $176.5 million, up 8% year-over-year.
•	Recurring revenue was $130.3 million, up 15% year-over-year.
•	Gross billings were $200.9 million, up 10% year-over-year.
•	Recurring billings, which represented 75% of gross billings, were $150.8 million, up 14% year-over-year.
•	GAAP net loss per share was $0.60; non-GAAP net loss per share was $0.21.
•	Cash generated from operating activities was $3.0 million.

“We delivered a strong finish to 2017 with record revenue and billings, each well above guidance, and the first non-GAAP operating profit in the company’s history,” said Simon Biddiscombe, CEO, MobileIron. “We serve a market where the threats to corporate data on mobile devices are growing. There are hundreds of millions of unprotected endpoints with corporate data, and only MobileIron has the end-to-end modern security solution to protect data from the endpoint to the cloud.  We are excited to capitalize on this opportunity and accelerate revenue growth in 2018 while driving leverage in the model to increase profitability.”

Fourth Quarter 2017 Business Highlights

Platform

•	Delivered new MobileIron Access certifications with SAP SuccessFactors and ServiceNow.
•	Released new versions of MobileIron Cloud, Core, Access, AppConnect, Docs@Work, Email+, Sentry, Tunnel, and Web@Work.

Milestones and Recognition

•

Named a Leader by Forrester Research in the Forrester Wave™: Enterprise Mobility Management, Q4 2017 report. MobileIron received the highest scores possible in deployment flexibility and ease, Office 365 app management, certifications, roadmap execution, commitment to innovation, partner ecosystem, customer deployments, revenue, and several other criteria evaluated by Forrester.

•	U.S. Federal Emergency Management Agency (FEMA) was awarded the Cybersecurity dig IT Award for their implementation of “Derived PIV Credentials for Mobile Devices” which was built using MobileIron.
•	Awarded six additional US patents for mobile security, bringing the total to 65.

Financial Outlook

The company is providing the following outlook for its first quarter 2018 (ending March 31, 2018):

•	Revenue is expected to be between $42 million and $45 million, roughly flat to up 6% year-over- year.
•	Gross billings are expected to be between $45 million and $48 million, roughly flat to up 6% year-over- year.
•	Non-GAAP gross margin is expected to be between 84% and 86%.
•	Non-GAAP operating expenses are expected to be between $43 million and $44 million.

The company is providing the following outlook for 2018 (ending December 31, 2018):

•	Revenue is expected to be between $190 million and $200 million, growth between 8% and 13% over 2017.
•	Gross billings are expected to be between $210 million and $220 million, growth between 5% and 10% over 2017.
•	Non-GAAP operating margin is expected to be between -5% and break-even for 2018.

Note that this outlook reflects our current accounting methodologies and, as such, does not include any potential impacts to either revenue or net income associated with the pending adoption of ASC 606.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fourth quarter of 2016 and 2017 and for fiscal year 2016 and 2017.

Conference Call and Webcast

MobileIron will report final results for the fourth quarter and fiscal year 2017 on Thursday, February 8, 2018 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Standard Time (4:30 p.m. PST) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-631-891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time and as available on our website, as applicable. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

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Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2016 AND 2017
(Amounts in thousands)
(Unaudited)

	December 31, 2016	December 31, 2017
Assets
Current assets:
Cash and cash equivalents (1)	$54,043	$85,833
Short-term investments (1)	36,184	6,797
Accounts receivable - net	43,755	48,171
Prepaid expenses and other current assets	6,131	5,510
Total current assets	140,113	146,311
Property and equipment - net	5,503	8,812
Intangible assets - net	645	100
Goodwill	5,475	5,475
Other assets	1,370	1,899
Total assets	$153,106	$162,597

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$701	$1,369
Accrued expenses	21,674	24,995
Deferred revenue - current	68,153	84,467
Total current liabilities	90,528	110,831
Deferred revenue - noncurrent	19,923	28,034
Other long-term liabilities	1,838	1,881
Total liabilities	112,289	140,746
Stockholders’ equity:
Common stock	9	10
Additional paid-in capital	383,193	420,525
Accumulated deficit	(342,385)	(398,684)
Total stockholders’ equity	40,817	21,851
Total liabilities and stockholders' equity	$153,106	$162,597

(1) Total cash and cash equivalents, short-term and long-term investments	$90,227	$92,630

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016 AND 2017
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	December 31, 2016	December 31, 2017
Revenue:
Perpetual license	$14,313	$12,593
Subscription	16,361	19,038
Software support and services	14,798	17,200
Total revenue	45,472	48,831
Cost of revenue:
Perpetual license (2)	518	411
Subscription (1)	2,113	2,285
Software support and services (1)	4,721	4,522
Total cost of revenue	7,352	7,218
Gross profit	38,120	41,613
Operating expenses:
Research and development (1)	16,213	18,910
Sales and marketing (1)	24,843	23,184
General and administrative (1)	6,921	6,853
Restructuring charge	—	549
Total operating expenses	47,977	49,496
Operating loss	(9,857)	(7,883)
Other income (expense) - net	(39)	287
Loss before income taxes	(9,896)	(7,596)
Income tax expense	310	261
Net loss	$(10,206)	$(7,857)
Net loss per share, basic and diluted	$(0.12)	$(0.08)
Weighted-average shares used to compute net loss per share, basic and diluted	88,335	96,574

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	$191	$170
Software support and services	660	743
Research and development	2,606	3,474
Sales and marketing	2,056	2,047
General and administrative	2,210	1,048
	$7,723	$7,482

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$154	$100
	$154	$100

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMEBER 31, 2016 AND 2017
(Amounts in thousands, except for per share data)
(Unaudited)
	Twelve Months Ended
	December 31, 2016	December 31, 2017
Revenue:
Perpetual license	$45,775	$41,165
Subscription	61,357	70,470
Software support and services	56,794	64,856
Total revenue	163,926	176,491
Cost of revenue:
Perpetual license (2)	2,658	1,869
Subscription (1)	8,297	8,626
Software support and services (1)	19,412	19,731
Restructuring charge	181	311
Total cost of revenue	30,548	30,537
Gross profit	133,378	145,954
Operating expenses:
Research and development (1)	67,398	75,350
Sales and marketing (1)	101,757	96,477
General and administrative (1)	29,695	28,091
Litigation settlement charge	-	1,143
Restructuring charge	871	1,038
Total operating expenses	199,721	202,099
Operating loss	(66,343)	(56,145)
Other income (expense) - net	145	988
Loss before income taxes	(66,198)	(55,157)
Income tax expense	982	1,142
Net loss	$(67,180)	$(56,299)
Net loss per share, basic and diluted	$(0.78)	$(0.60)
Weighted-average shares used to compute net loss per share, basic and diluted	85,845	93,770

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	$690	$670
Software support and services	2,353	3,102
Research and development	11,728	14,520
Sales and marketing	10,474	8,659
General and administrative	9,144	6,780
	$34,389	$33,731

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$616	$545
	$616	$545

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2016 AND 2017
(Amounts in thousands)
(Unaudited)
	Twelve Months Ended
	December 31, 2016	December 31, 2017

Cash flows from operating activities:
Net loss	$(67,180)	$(56,299)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	34,389	33,731
Depreciation	3,348	3,389
Amortization of intangible assets	616	545
Amortization of premium (accretion) on investment securities	(14)	(57)
Provision for doubtful accounts	77	149
Loss on disposal of equipment	99	(16)
Changes in operating assets and liabilities:
Accounts receivable	(1,158)	(4,565)
Other current and noncurrent assets	(447)	(734)
Accounts payable	(1,297)	439
Accrued expenses and other long-term liabilities	1,637	2,029
Deferred revenue	18,201	24,425
Net cash provided by (used in) operating activities	(11,729)	3,036

Cash flows from investing activities:
Purchase of property and equipment	(2,930)	(6,454)
Maturities of investment securities	94,631	38,015
Purchases of investment securities	(79,134)	(8,570)
Net cash provided by investing activities	12,567	22,991

Cash flows from financing activities:
Proceeds from employee stock purchase plan	4,332	4,798
Proceeds from exercise of stock options	1,639	4,114
Taxes paid for net settlement of stock-settled bonus	-	(3,149)
Net cash provided by financing activities	5,971	5,763

Net change in cash and cash equivalents	6,809	31,790
Cash and cash equivalents at beginning of period	47,234	54,043
Cash and cash equivalents at end of period	$54,043	$85,833

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets and the litigation settlement charge.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Litigation settlement charges: In our non-GAAP financial measures, we have excluded the charge for the estimated cost of the expected settlement of our shareholder litigation. While it is possible that we will have material litigation-related charges in the future, we do not expect it to be a consistently recurring expense.

Restructuring charges: In our non-GAAP financial measures, we have excluded the effect of the severance and other expenses related to our reduction in workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets, the litigation settlement charge, and restructuring charges from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We have not historically had a material litigation-related settlement charge. While it is possible that we will have material litigation settlement charges in the future, we do not expect it to be a consistently recurring expense. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow: Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements; and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings, and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations, and these perpetual license amounts are based on invoice value, not fair value, although we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2016	December 31, 2017

Non-GAAP gross profit reconciliation:
GAAP gross profit	$38,120	$41,613
Stock-based compensation expenses	851	913
Amortization of intangible assets	154	100
Non-GAAP gross profit	$39,125	$42,626

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	83.8%	85.2%
GAAP to non-GAAP gross margin adjustments	2.2%	2.1%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	86.0%	87.3%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(9,857)	$(7,883)
Stock-based compensation expenses	7,723	7,482
Amortization of intangible assets	154	100
Restructuring charge	-	549
Non-GAAP operating income (loss)	$(1,980)	$248

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(21.7)%	(16.1)%
GAAP to non-GAAP operating margin adjustments	17.3%	16.6%
Non-GAAP operating margin: Non-GAAP operating income (loss) over non-GAAP total revenue	(4.4)%	0.5%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(10,206)	$(7,857)
Stock-based compensation expenses	7,723	7,482
Amortization of intangible assets	154	100
Restructuring charge	-	549
Non-GAAP net income (loss)	$(2,329)	$274

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2016	December 31, 2017
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.12)	$(0.08)
Stock-based compensation expenses per share	0.09	0.08
Amortization of intangible assets	-	-
Non-GAAP net income (loss) per share	$(0.03)	$0.00

Gross billings reconciliation:
Total revenue	$45,472	$48,831
Total deferred revenue, end of period	88,076	112,501
Less: Total deferred revenue, beginning of period	(78,172)	(101,013)
Total change in deferred revenue	9,904	11,488
Gross billings	$55,376	$60,319

Recurring billings reconciliation:
Total revenue	$45,472	$48,831
Less: Perpetual license revenue	(14,313)	(12,593)
Less: Professional services revenue	(438)	(902)
Subscription and software support deferred revenue, end of period	85,612	109,152
Less: Subscription and software support deferred revenue, beginning of period	(75,956)	(98,230)
Total change in subscription and software support deferred revenue	9,656	10,922
Less: Adjustments	(725)	(660)
Recurring billings	$39,652	$45,598

Recurring revenue reconciliation
Total revenue	$45,472	$48,831
Less: Perpetual license revenue	(14,313)	(12,593)
Less: Professional services revenue	(438)	(902)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(511)	(561)
Recurring revenue	$30,210	$34,775

Free cash flow reconciliation:
Cash provided by operating activities	$8,468	$10,399
Purchase of property and equipment	(581)	(1,408)
Free cash flow	$7,887	$8,991

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2016	December 31, 2017

Non-GAAP gross profit reconciliation:
GAAP gross profit	$133,378	$145,954
Stock-based compensation expenses	3,043	3,772
Amortization of intangible assets	616	545
Restructuring charge	181	311
Non-GAAP gross profit	$137,218	$150,582

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.4%	82.7%
GAAP to non-GAAP gross margin adjustments	2.3%	2.6%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	83.7%	85.3%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(66,343)	$(56,145)
Stock-based compensation expenses	34,389	33,731
Amortization of intangible assets	616	545
Litigation settlement charge	-	1,143
Restructuring charge	1,052	1,349
Non-GAAP operating loss	$(30,286)	$(19,377)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(40.5)%	(31.8)%
GAAP to non-GAAP operating margin adjustments	22.0%	20.8%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(18.5)%	(11.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(67,180)	$(56,299)
Amortization of intangible assets	616	545
Stock-based compensation expenses	34,389	33,731
Litigation settlement charge	-	1,143
Restructuring charge	1,052	1,349
Non-GAAP net loss	$(31,123)	$(19,531)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2016	December 31, 2017
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.78)	$(0.60)
Stock-based compensation expenses per share	0.40	0.36
Amortization of intangible assets	0.01	0.01
Litigation settlement charge	-	0.01
Restructuring charge	0.01	0.01
Non-GAAP net loss per share	$(0.36)	$(0.21)

Gross billings reconciliation:
Total revenue	$163,926	$176,491
Total deferred revenue, end of period	88,076	112,501
Less: Total deferred revenue, beginning of period	(69,875)	(88,076)
Total change in deferred revenue	18,201	24,425
Gross billings	$182,127	$200,916

Recurring billings reconciliation:
Total revenue	$163,926	$176,491
Less: Perpetual license revenue	(45,775)	(41,165)
Less: Professional services revenue	(2,811)	(2,983)
Subscription and software support deferred revenue, end of period	85,612	109,152
Less: Subscription and software support deferred revenue, beginning of period	(67,267)	(85,612)
Total change in subscription and software support deferred revenue	18,345	23,540
Less: Adjustments	(1,912)	(5,049)
Recurring billings	$131,773	$150,834

Recurring revenue reconciliation
Total revenue	$163,926	$176,491
Less: Perpetual license revenue	(45,775)	(41,165)
Less: Professional services revenue	(2,811)	(2,983)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(1,926)	(2,051)
Recurring revenue	$113,414	$130,292

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$(11,729)	$3,036
Purchase of property and equipment	(2,930)	(6,454)
Free cash flow	$(14,659)	$(3,418)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	31-Dec-16	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17
GAAP Revenue
United States	$19,452	$20,091	$19,764	$18,396	$23,084
International	26,020	22,197	22,888	24,324	25,747
Total	45,472	42,288	42,652	42,720	48,831

Gross billings	$55,376	$45,374	$44,866	$50,357	$60,319
Recurring billings	39,652	33,984	33,717	37,532	45,598
Recurring revenue	30,210	31,224	31,852	32,440	34,775
Non-GAAP gross profit	39,125	35,873	36,001	36,082	42,626
Non-GAAP operating income (loss)	(1,980)	(4,964)	(7,781)	(6,880)	248
Free cash flow	7,887	331	(4,369)	(8,373)	8,991

Components of Deferred Revenue
Software support	$50,117	$50,840	$50,635	$51,874	$58,376
Subscription	35,495	37,777	40,012	46,356	50,776
Other deferred revenue	2,464	2,545	2,729	2,783	3,349
Total	$88,076	$91,162	$93,376	$101,013	$112,501

Investor Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-776-8104

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825